UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 7, 2023

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
980 Rock Avenue, San Jose, California 95131
(Address and zip code of principal executive offices)
(408) 503-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
New Facility Letter with HSBC Bank

On February 7, 2023, Super Micro Computer Inc., Taiwan (the “Subsidiary”), a Taiwan corporation and wholly-owned subsidiary of Super Micro Computer, Inc. (the “Company”), entered into a new Facility Letter (the “New Facility Letter”) with the Taiwan affiliate of HSBC Bank (the “Bank”) which expanded the prior $30 million Facility Letter entered into with Bank on January 7, 2022. The New Facility Letter permits borrowings up to a combined aggregate limit of $50 million which may be comprised of borrowings under a New Taiwan Dollar revolving facility with a sub-limit of NTD300 million (the “NTD Revolver”) and an export/seller facility with a sub-limit of $50 million (the “Export/Seller Facility”). Interest under both the NTD Revolver and Export/Seller Facility is based on the Bank’s base rate plus a fixed margin, subject to adjustment under certain circumstances. Interest payments thereunder are due on a monthly basis, or such other interest period as agreed by the Bank, and principal is repayable on the due date.

Amounts due under the New Facility Letter are currently not secured, but subject to the Bank’s right of set-off and right to repayment on demand and call for cash cover.

The foregoing description of the New Facility Letter does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of such document, a copy of which is filed hereby as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Facility Letter dated as of February 7, 2023 between Super Micro Computer, Inc. Taiwan and HSBC Bank (Taiwan) Limited
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: February 9, 2023	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board